3 Q 2 2 E AR N I N GS P R E S ENT AT I ON 3 1 O c t o b e r 2 0 2 2 This presentation has been authorized and approved by the Sezzle Board

DISCLAIMER This presentation (the “Presentation”) contains summary information about the activities of Sezzle as at the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle. This Presentation is not a disclosure document under Australian law. Accordingly, this Presentation should not be relied upon as advice to prospective investors or current shareholders and does not take into account the investment objectives, financial situation or needs of any particular shareholder or investor. This Presentation contains certain “forward-looking statements” within the meaning of the US federal securities laws including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” or similar expressions. These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) the potential impact of the termination of our merger agreement with Zip Co Limited, including any impact on our stock price, business, financial condition and results of operations, and the potential negative impact to our business and employee relationships(ii) impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (iii) impact of operating in a highly competitive industry; (iv) impact of macro-economic conditions on consumer spending; (v) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales (“UMS”); (vi) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vii) our ability to meet additional capital requirements; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (ix) impact of the integration, support and prominent presentation of our platform by our merchants; (x) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xi) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xii) impact of the loss of key partners and merchant relationships; (xiii) impact of exchange rate fluctuations in the international markets in which we operate; (xiv) our ability to protect our intellectual property rights; (xv) our ability to retain employees and recruit additional employees; (xvi) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and the international markets in which we operate; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2022 and subsequent quarterly reports on Form 10-Q. These forward- looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Presentation. This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice). All financial figures are expressed in U.S. dollars unless otherwise stated. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), this Presentation includes certain financial information, including Underlying Merchant Sales (“UMS”), Active Consumers and Active Merchants, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle’s growth and operating performance. In particular, UMS is a key operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of Sezzle’s merchants and the strength of the Sezzle Platform. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. UMS, Active Consumers and Active Merchants do not represent revenue earned by Sezzle, are not components of Sezzle’s income or included within Sezzle’s financial results prepared in accordance with GAAP. The UMS, Active Consumers and Active Merchants financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies. SE ZZL E INC 3Q22 P RE SE NTATION | 2

Sezzle Overview

3Q22 Performance and Financial Scorecard

TOTAL INCOME (US$ in MILLIONS)


3Q22
$30.4
3Q21
$28.5
3Q20
$15.9

+6.8% YoY

TOTAL INCOME LESS TRANSACTION RELATED COSTS[1] AS A PERCENTAGE OF UMS


3Q22
3.2%
3Q21
1.1%
3Q20
1.8%

+206 Bps

NET INCOME (LOSS) (US$ in MILLIONS)


3Q22
$4.3
$(18.8)
3Q21
$(6.4)
3Q20

Positive US$23.2M YoY

MARKETPLACE VOLUME AS A PERCENTAGE OF UMS


3Q22
25%
3Q21
7%
3Q20
1%

+234% YoY

ACTIVE[2] CONSUMERS


3Q22
3,131,000
3Q21
3,118,000
3Q20
1,793,000

+0.4% YoY

ACTIVE[2] MERCHANTS


3Q22
45,000
3Q21
44,000
3Q20
21,000

+2.9% YoY

[1] Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Uncollectible Accounts, and Net Interest Expense. See Appendix I for reconciliation of Transaction Related Costs and respective definitions.
[2] Active is defined as having had at least one transaction through the Sezzle Platform in the last twelve months, not subject to a minimum required number of transactions criteria (Merchants and Consumers rounded to nearest thousand).
Note: Active Consumer and Active Merchant numbers have been adjusted to exclude Brazil, Europe, and India, which have or are being discontinued.

SEZZLE INC 3Q22 PRESENTATION | 4

2022 Initiatives Making a Difference SE ZZL E INC 3Q22 P RE SE NTATION | 5 ANNUAL REVENUE IMPROVEMENT AND COST SAVINGS (anticipated to be realized by 1Q23) US$60M OPERATIONAL IMPROVEMENTS  Off-boarding/re-negotiating rates with merchants and network partners (on-going)  Reduction in workforce  International scale back (on-going)  Reduced third-party spend (on-going)  Merchant pricing adjustments  Optimizing risk strategy (on-going) PRODUCT INNOVATIONS  Sezzle Premium (over 100k subscribers)  Convenience fees (push to ACH) PRODUCT INNOVATIONS  Pay-in-Full  Pay-in-Two  Affiliate Merchant Enhancements  Sezzle Pay Anywhere Card Program NEXT ROUND OF INITIATIVES (anticipated to be launched throughout 4Q22 and 1H23)

Successful Launch of Sezzle Premium

100K+
Number of Active Subscribers

78K+
Number of Consumers on waitlist

Greater number of transactions per month by Premium subscribers versus Non

80 Net Promoter Score (NPS)
★★★★☆
2,000 Survey Respondents

10%
Volume through Premium as a percent of U.S. UMS



Welcome to Sezzle Premium!
Congratulations! You've gained access to hundreds of premium brands and other exclusive benefits.
Start Shopping

Access to Shop at 260+ Premium Brands

amazon, DOORDASH, Nike, Hotels.com, instacart, Walmart, LOWE'S, ULTA BEAUTY

Benefits, including:
- priority consumer support,
- extra points for Sezzle Rewards,
- extra free payment reschedule per order, and
- exclusive deals and discounts

Note: performance data as of 26 October 2022. Sezzle Premium was launched on June 1, 2022

SEZZLE INC 3Q22 PRESENTATION | 6

Financials

Total Income Hits New High as % of UMS 3Q22 C OMMENTARY • Total Income increased 6.8% YoY to US$30.4 million, representing a new high of 7.2% of UMS and a 103bps improvement compared to 3Q21. • Consumer engagement remains healthy as repeat usage rose to 93.8%, representing 46 consecutive months of improvement. • Marketplace drove 25% of Sezzle’s quarterly UMS, compared to 7% in 3Q21. • In 3Q22, more than 84,000 consumers joined Sezzle Up, with total enrollment up 71.6% YoY. • A moderation in YoY UMS growth is attributed to a strategic shift in favor of profitability and the uncertainty caused by the announced merger with Zip (terminated). $460.7 $561.0 $450.5 $419.1 $421.5 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 U N D E R L Y I N G M E R CH A N T S AL E S ( U M S ) UMS ($US in millions) K EY I NI T I ATI VES D RI V I NG C H ANGE Renegotiating/Offboarding Unprofitable Merchants and Network Partners Sezzle Premium $28.5 $32.9 $27.6 $29.3 $30.4 6.2% 5.9% 6.1% 7.0% 7.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 T OT AL I N COM E Total Income ($US in millions) Total Income-to-UMS SE ZZL E INC 3Q22 P RE SE NTATION | 8

Significant Improvement in Provision for Uncollectible Accounts 3Q22 C OMMENTARY • Sezzle’s improved and evolving underwriting strategies drove the provision for uncollectible accounts to 1.3% of UMS, lowest since 2Q20, a 92bps and 54bps improvement YoY and QoQ, respectively. • Consistent with the seasonality of the business (i.e., holiday season), the Company anticipates an increase in UMS and the provision for uncollectible accounts as a percentage of UMS in 4Q22. Nevertheless, the Company expects outperformance in the provision relative to 4Q21. K EY I NI T I ATI VES D RI V I NG C H ANGE $10.5 $19.7 $10.5 $7.9 $5.7 2.3% 3.5% 2.3% 1.9% 1.3% -0.4% 0.1% 0.6% 1.1% 1.6% 2.1% 2.6% 3.1% 3.6% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 P R OV I S I O N FOR U N COL L E C T I B L E ACCO U N T S Provision for Uncollectible Accounts ($US in milllions) % of UMS Sezzle’s risk strategy will remain focused on driving profitability over top-line growth Offboarding unprofitable merchants Optimizing risk strategy (advancing risk models utilizing the Company’s learnings from merchants and consumers) SE ZZL E INC 3Q22 P RE SE NTATION | 9

Transaction Expense Reaches New Low 3Q22 C OMMENTARY • Transaction expense decreased to a record low 2.2% of UMS. • The shift by consumers to ACH continues to drive transaction expense to record lows as a percentage of UMS. K EY I NI T I ATI VES D RI V I NG C H ANGE $11.5 $13.9 $11.8 $10.1 $9.3 2.5% 2.5% 2.6% 2.4% 2.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 T R AN S A C T I O N E X P E N S E Transaction Expense ($US in millions) Transaction Expense-to-UMS These initiatives are in their preliminary stages with the expectation to reach full scale by 1H23 Fewer consumer and merchant service adjustments SE ZZL E INC 3Q22 P RE SE NTATION | 10 Push to ACH Re-negotiating rates with network partners

Total Income less Transaction Related Costs Achieves New High 3Q22 C OMMENTARY • Sezzle delivered a new high for Total Income less Transaction Related Costs of US$13.5 million (3.2% of UMS). • The continued outperformance was driven by improvements in Total Income, Transaction Expense, and the Provision for Uncollectible Accounts. K EY I NI T I ATI VES D RI V I NG C H ANGE SE ZZL E INC 3Q22 P RE SE NTATION | 11 Renegotiating/Offboarding Unprofitable Merchants and Network Partners Fewer consumer and merchant service adjustments Push to ACH Optimizing risk strategy (advancing risk models utilizing the Company’s learnings from merchants and consumers) 1 Transaction Related Costs is a non-GAAP financial measure equal to the sum of Transaction Expense, Provision for Uncollectible Accounts, and Net Interest Expense. See Appendix I for reconciliation of Transaction Related Costs and respective definitions. $5.3 ($2.2) $3.8 $9.6 $13.5 1.1% -0.4% 0.8% 2.3% 3.2% -0.4% 0.1% 0.6% 1.1% 1.6% 2.1% 2.6% 3.1% 3.6% 4.1% ($4.0) ($2.0) $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 TOTAL INCOME LESS TRANSACTION RELATED COSTS1 Total Income less Transaction Related Costs ($US in millions) Total Income less Transaction Related Costs-to-UMS

Closing the Gap 1 Adjusted EBTDA is a non-GAAP measure. For a reconciliation of GAAP Net Income (Loss), EBITDA, and Adjusted EBTDA see Appendix II for reconciliation. 2Adjusted Operating Expense and Other Income (Expense) is a non-GAAP financial measurement equal to the sum of GAAP Operating Expense and Net Interest Expense less depreciation, amortization, and M&A related expenses. See Appendix I for reconciliation. 3Q22 C OMMENTARY • GAAP Net Income for 3Q22 turned positive due to the US$11.0 million payment received from Zip as part of the transaction termination. • On an Adjusted EBTDA basis, the Company reported a negative US$3.4 million Adjusted EBTDA in 3Q22 compared to a negative US$13.1 million year prior. 4Q22 C OMMENTARY • For 4Q22, due to the holiday season, the Company anticipates an increase in UMS and the provision for uncollectible accounts as a % of UMS. • The performance of the Company’s underwriting (measured by the provision) during the fourth quarter will be a key determinant if Sezzle’s Adjusted EBTDA turns positive for the quarter. SE ZZL E INC 3Q22 P RE SE NTATION | 12 $28.5 $32.9 $27.6 $29.3 $30.4 $47.3 $58.9 $55.6 $44.3 $26.1 ($18.8) ($25.9) ($28.0) ($15.1) $4.3 ($29.5) ($19.5) ($9.5) $0.5 $10.5 $20.5 $30.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 GAAP N E T I N COM E ( L OS S ) Total Income ($US in millions) Operating and Other Income and Expenses ($US in millions) Net Income (Loss) ($US in millions) $28.5 $32.9 $27.6 $29.3 $30.4 $41.5 $57.4 $47.0 $40.3 $33.9 ($13.1) ($24.5) ($19.4) ($11.1) ($3.4) ($45.0) ($40.0) ($35.0) ($30.0) ($25.0) ($20.0) ($15.0) ($10.0) ($5.0) $0.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 A D J U S T E D E B TD A 1 Total Income ($US in millions) Adjusted Operating Expense and Other Income and Expenses (US$ in millions)2 Adjusted EBTDA ($US in millions)

Capitalization & Funding – Positioned for the Future

Select Balance Sheet Data

US$000's	Unaudited 30-Jun-2022	Unaudited 30-Sep-2022
Cash and cash equivalents	$62,076	$57,875
Restricted cash	$1,220	$890
Total cash	**$63,296**	**$58,765**
Drawn on line of credit	**$57,800**	**$54,008**
Availability on line of credit	**$10,053**	**$5,254**

3Q22 Commentary

- The Company had total cash on hand of US$58.8 million, consisting of US$57.9 million of bank balances and US$0.9 million of restricted cash.
- Total cash on hand decreased US$4.5 million during the third quarter, driven by net cash used in financing activities (US$3.9 million) and movement in exchange rates on cash held (US$1.4 million), partially offset by net cash from operating activities (US$1.0 million).
- Subsequent to quarter end, Sezzle entered into a new US$100 million credit agreement with Bastion Management II, LLC.

US$100M

RECEIVABLES FUNDING FACILITY

BASTION

(18 October 2022)

Key Terms of the Facility

- **Rate:** Secured Overnight Financing Rate (SOFR) + 11.5%.
- **Term:** 24 months.
- **Minimum Utilization:** US$50.0 million at close, US$75.0 million at 31 December 2022, and US$80 million at 31 March 2023 and thereafter.
- **Advancement Rate:** 75% of Eligible Receivables.
- **Warrants:** 2,075,064 shares of Sezzle common stock, exercisable at the market price as of the closing date with an expiry date of 14 October 2029.

SEZZLE INC 3Q22 PRESENTATION | 13

Appendices

Appendix I: Reconciliation of GAAP to Non-GAAP Measures

TOTAL INCOME LESS TRANSACTION RELATED COSTS

(all units in $US thousands)	For the three months ended September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	September 30, 2020
Total income	$ 30,408	$ 29,252	$ 27,634	$ 32,929	$ 28,472	$ 15,920
Less: Transaction-related costs						
Transaction expense	(9,320)	(10,115)	(11,794)	(13,892)	(11,548)	(6,080)
Provision for uncollectible accounts	(5,680)	(7,891)	(10,466)	(19,741)	(10,456)	(4,481)
Net interest expense	(2,192)	(1,670)	(1,615)	(1,517)	(1,173)	(1,149)
Write-off of unamortized debt issuance costs	316	-	-	-	-	-
Transaction-related costs	(16,875)	(19,676)	(23,875)	(35,150)	(23,177)	(11,709)
Total income less transaction-related costs	$ 13,533	$ 9,576	$ 3,759	$ (2,221)	$ 5,295	$ 4,211

ADJUSTED OPERATING EXPENSES AND OTHER INCOME AND EXPENSES

(all units in $US thousands)	For the three months ended September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	September 30, 2020
Operating expenses	$ 34,909	$ 42,805	$ 53,758	$ 57,279	$ 46,159	21,237
Net interest expense	2,192	1,670	1,615	1,517	1,173	1,149
Depreciation and amortization	(207)	(219)	(224)	(211)	(199)	(109)
Equity and incentive-based compensation	(2,619)	(1,863)	(3,731)	(505)	(5,354)	(3,179)
Merger-related costs	(101)	(2,059)	(4,405)	(642)	(247)	-
Write-off of unamortized debt issuance costs	(316)	-	-	-	-	-
Adjusted operating expenses and other income and expenses	$ 33,858	$ 40,334	$ 47,013	$ 57,437	$ 41,532	19,097

SEZZLE INC 3Q22 PRESENTATION | 15

Appendix II: Reconciliation of GAAP to Non-GAAP Measures SE ZZL E INC 3Q22 P RE SE NTATION | 16 (all units in $US thousands) AD J U S TED EB T D A September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 September 30, 2020 Net income (loss) 4,344$ (15,084)$ (27,989)$ (25,922)$ (18,834)$ (6,433)$ Depreciation and amortization 207 219 224 211 199 109 Income tax expense 11 17 21 7 11 (0) Equity and incentive-based compensation 2,619 1,863 3,731 505 5,354 3,179 Other income and expense, net (48) (155) 228 48 (37) (32) Merger-related costs 101 2,059 4,405 642 247 - Reimbursement of merger-related costs (11,000) - - - - - Write-off of unamortized debt issuance costs 316 - - - - - Adjusted EBTDA (3,450)$ (11,082)$ (19,379)$ (24,508)$ (13,060)$ (3,177)$ For the three months ended

Non-GAAP Financial Measures To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we present the following non-GAAP financial measures: Total income less transaction related costs; adjusted operating expense and other income and expenses; and adjusted earnings before taxes, depreciation, and amortization (“Adjusted EBTDA”). Definitions of these non- GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows: • Total income less transaction related costs is defined as GAAP total income less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for uncollectible accounts, and net interest expense less non-recurring charges as detailed in the reconciliation table of total income less transaction related costs to GAAP total income. We believe that total income less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform; • Adjusted operating expense and other income and expenses is defined as GAAP operating expenses less transaction expense, provision for uncollectible accounts, depreciation and amortization, equity and incentive–based compensation, and other non-recurring charges as detailed in the reconciliation table of adjusted operating expense to GAAP operating expense. We believe that adjusted operating expense is a useful financial measure to both management and investors for evaluating our operating performance without the impact of non-recurring charges or items included in total income less transaction related costs, as defined above; • Adjusted EBTDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive–based compensation, and merger-related costs as detailed in the reconciliation table of adjusted EBTDA to GAAP net income (loss) below. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business. Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this Form 10-Q to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following: • Total income less transaction related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring expenses. • Adjusted operating expense and adjusted EBTDA exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive–based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, such as merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, which have a significant impact on our working capital and cash. • Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments. • These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us. • Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs. • Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income (loss) and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. SE ZZL E INC 3Q22 P RE SE NTATION | 17

Thank you